Rule 497(e)
File No. 333-215607

WEBs ETF Trust

WEBs Energy XLE Defined Volatility ETF

WEBs Materials XLB Defined Volatility ETF

WEBs Industrials XLI Defined Volatility ETF

WEBs Consumer Discretionary XLY Defined Volatility ETF

WEBs Consumer Staples XLP Defined Volatility ETF

WEBs Health Care XLV Defined Volatility ETF

WEBs Financial XLF Defined Volatility ETF

WEBs Technology XLK Defined Volatility ETF

WEBs Communication Services XLC Defined Volatility ETF

WEBs Utilities XLU Defined Volatility ETF

WEBs Real Estate XLRE Defined Volatility ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated August 14, 2026

The Board of Trustees (the “Board”) of WEBs ETF Trust (the “Trust”), based on the recommendation of WEBs Investments Inc. (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and its respective shareholders that the Fund be liquidated. Trading in the Funds’ shares will be halted effective as of the close of business on August 26, 2026, and the Funds will be liquidated effective as of the close of business on August 31, 2026.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund will be closed to new creation purchases effective as of the close of business on August 26, 2026. Although each Fund will be closed to new creation purchases as of August 26, 2026, you may continue to redeem your shares of the respective Fund after August 26, 2026, as provided in the Prospectus. Please note, however, that each Fund will be liquidating its assets as of the close of business on August 31, 2026.

Pursuant to the Plan, if your respective Fund has not received your redemption request prior to the close of business on August 31, 2026, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of your respective Fund as of August 31, 2026, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference